UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2013

E-WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-165863	26-4018362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 First Street #493, Los Altos, CA 94022 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  650-283-2907

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER

Item 8.01 Other Information

On March 11, 2013 E-Waste Systems, Inc. (the “Company”) issued a press release announcing the Company’s entry on March 10,, 2013 into an agreement with Village Green Global, Inc., a Delaware corporation located at 16211 Parkside Lane #101, Huntington Beach, Ca. 92647 (hereafter "VGG" or the "Developer") whereby VGG will provide development services to produce an asset recovery/e-waste software product as a module to the current Software as a Service offering of the Developer ( the "Product"). The parties to this agreement have pledged to make every effort to complete the Product according to the Development Schedule as outlined in the Agreement.   The development services will be provided by Developer based on a fixed Development Fee, of Sixty-Seven Thousand Dollars ($67,000.)

Developer will develop the Product in Phases. Each Phase has specific deliverables from the Company and from Developer. The development will proceed through the following three phases: Design Phase, Prototype Phase, and Production Phase. Each Phase contains progress milestones, which trigger a payment from the Company to Developer.

Developer will be the exclusive owner of the Product and the Company will not own any part thereof.  Developer will license to the Company the product on a royalty free basis for the later of 2 years from completion or when the Company has recouped all fees paid to the Developer, including the Company’s required time per the Development Schedule contained in the Agreement (chargeable at $100/hour). The Developer agrees to provide all tools and support which are necessary for the Company to market and distribute the Product worldwide via the internet. All rights not expressly granted in the Agreement will remain with Developer, including the right to develop versions of the Product.

Copies of the Press Release and Software Development Agreement are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference.  The foregoing descriptions of the Software Development Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(d)    EXHIBITS:

Exhibit No.	Decription

99.1	Press Release Dated March 11, 2013 titled “E-Waste Systems Launches Carbon Credit Initiative with Village Green Global”

99.2	Software Development Agreement signed March 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Waste Systems, Inc.

/s/   Martin Nielson
By:  Martin Nielson
Its:  Chief Executive Officer and Director

Date:    March 11, 2013